Forward-Looking Statement
Exhibit 99
Readers are cautioned that statements contained in this presentation about our future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  When used herein, the words “anticipate”,
“intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.
Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve or continue to sustain, our expected levels of operating performance,
• increase in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange
Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with generally accepted accounting principles in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last page in this presentation (Page A)
includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

Our 2012 earnings guidance is influenced by a
decline in energy prices and increased investment
at PSE&G
2012 Operating Earnings Forecast
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; All periods reflect Texas in
Discontinued Operations.  E=Estimate.
$2.25 to $2.50E
$2.74
2011 Operating Earnings* 2012 Guidance

$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2011 Operating Earnings*
2012E Earnings Guidance*

$2.00
$1.50
$1.00
$0.50
$0.00
2011 Operating Earnings*
2012E Earnings Guidance*

Guidance
$1.10
$1.05

Guidance
$1.31
$1.13
PSEG’s 2012 earnings guidance of $2.25 to $2.50
reflects continued improvement at PSE&G and a
decline in margins at Power
PSE&G Earnings Per Share
2012 Assumptions
PSE&G
Growth in investments that provide
contemporaneous returns
— Transmission
— Distribution economic stimulus programs
— Programs supporting NJ’s Energy Master
Plan
Power
Impacted by lower energy prices
Near term effects minimized by hedges in place
~400MW new Peaking capacity in-service mid
2012
Energy Holdings / Parent
Operating earnings guidance of $0.07 to $0.09
Power Earnings Per Share
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; 2011 reflects Texas in Discontinued
Operations. E = Estimate

In addition to new reliability based transmission projects and future dividend growth, PSEG has the potential to increase its investment in
PSE&G through several multi-year programs under review
Potential Investment ($ millions)
Per Year Potential
Solar 4 All Extension $75-$95
Solar Loan $7-$9
Gas Infrastructure $250-$300
Energy Efficiency $35-$40
Total Potential Investment (Per Year) $365-$440

PSEG’s strong credit profile provides the financial flexibility for over $1B of additional capital investment in the
regulated business
2012-2014E PSEG Sources & Uses
Sources Uses
Power Cash
from Ops
PSE&G Cash
from Ops
(1)
Debt
Redeemed
PSE&G Capital
Investment
Power Capital
Investment
Shareholder
Dividend
Debt
Issuances
Holdings
& Other
Net Cash
Flow
Cash
(1) PSE&G Cash from Operations adjusts for securitization principal repayments of ~$680 Million in 2012-2014.  E=Estimate.  B=Billion.

PSEG 2012 Operating Earnings Guidance
- By Subsidiary
$ millions (except EPS) 2012E 2011
PSEG Power $575 – $665 $ 845
PSE&G $530 – $560 $ 521
PSEG Energy Holdings/Parent $35 – $45   $ 23
Operating Earnings* $1,140 – $1,270 $ 1,389
Earnings per Share $ 2.25 – $ 2.50 $2.74
* See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Page A
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
Pro-forma Adjustments, net of tax
2012 2011 2011 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 5 $                   27 $            50 $            46 $                9 $                  (71) $
52 4 107 (1) (11) 14
Lease Related Activity (PSEG Energy Holdings) 4 - (173) - 29 (490)
Market Transition Charge Refund (PSE&G) - - - (72) - -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) - - 34 - - (13)
Total Pro-forma adjustments 61 $                 31 $            18 $            (27) $             27 $               (560) $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507 507 508
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.01 $             0.05 $         0.10 $         0.09 $            0.02 $            (0.14) $
0.10 0.01 0.21 - (0.02) 0.03
Lease Related Activity (PSEG Energy Holdings) 0.01 - (0.34) - 0.05 (0.96)
Market Transition Charge Refund (PSE&G) - - - (0.14) - -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) - - 0.06 - - (0.03)
Total Pro-forma adjustments 0.12 $             0.06 $         0.03 $         (0.05) $          0.05 $            (1.10) $
(a) Includes the financial impact from positions with forward delivery months.
For the Years Ended
December 31,
For the Three Months Ended
March 31,
Gain (Loss) on MTM (a) (PSEG Power)
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power)